                                                                Exhibit 10.1.4

                               AMENDMENT NO. 1 TO
                             SHAREHOLDERS AGREEMENT
                          COASTAL COMMUNICATIONS, INC.


       THIS AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT (this "Amendment") entered into effective this 10th day of April, 2002, by and among Coastal Communications, Inc., a Delaware corporation (the "Company"), and the persons indicated on Exhibit A hereto (individually a "Shareholder") and collectively the "Shareholders"). Capitalized terms used but not defined herein shall have the meanings set forth in the Shareholders Agreement (as defined below).

                                    RECITALS

       WHEREAS, the Company and the Shareholders, other than Madison River Telephone Company, LLC ("MRTC"), have entered into that certain Shareholders Agreement, dated as of March 30, 2000 (the "Shareholders Agreement");

       WHEREAS, the Shareholders (other than Madison River LTD Funding
Corp.) have entered into that certain Exchange Agreement, dated as of April 5, 2002, pursuant to which, concurrently with the execution of this Amendment, Daniel M. Bryant ("D. Bryant"), G. Allan Bryant ("G. Bryant") and The Michael E. Bryant Life Trust (the "Trust", and together with D. Bryant and G. Bryant, the "Bryant Shareholders") each transferred (i) all of his/its Series B Stock and 40 shares each of his/its Series A Stock to MRTC for (x) those certain Term Note Nos. 1, 2 and 3 issued by MRTC, each in the principal amount of $6,666,666.67 and (y) 18 million Class A Member Units in MRTC issued at $1 per unit and (ii) 10 shares of Series A Stock to CCI for $333,333.33 each;

       WHEREAS, the Shareholders and the Company wish to amend the Shareholders Agreement;

       NOW, THEREFORE, in consideration of the premises, the mutual promises of the parties hereto and the mutual benefits to be gained by the performance thereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, for its successors and permitted assigns, and the Shareholders, for themselves, their heirs, personal representatives and permitted assigns, hereby agree as follows:

       1. Exhibit A to the Shareholders Agreement is hereby amended and restated in its entirety as set forth on Exhibit A to this Amendment to reflect the issued and outstanding shares of Stock owned by the Shareholders as of the date of this Amendment.

       2. Section 1.23 of the Shareholders Agreement is amended and restated in its entirety as follows:

           1.23   [Reserved]

       3. Section 3.06 of the Shareholders Agreement is amended and restated in its entirety as follows:

           3.06 Series A Call Right. The Company may at any time require the Bryant Shareholders to sell their Series A Stock to the Company, in whole or in part, in redemption of such Series A Stock (a "Series A Call Right") by the Company's making payment to the Bryant Shareholders in the amount of $33,333.33 per share of Series A Stock so redeemed. A Series A Call Right shall be exercised by the Company's giving written notice thereof to the Bryant Shareholders in accordance with the provisions of Section
       6.02 and by making payment for such Series A Stock within 10 days of providing such notice.

       4. Section 3.07 of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

           3.07  Series A Put Right.

           (a) The Bryant Shareholders may require the Company to purchase their Series A Stock in accordance with the schedule set forth on Exhibit C (each, a "Series A Put Right"). A Series A Put Right shall be exercised by the Bryant Shareholders giving written notice thereof to the Company, with a copy to the Series C Shareholder, in accordance with the provisions of Section 6.02. Upon the exercise of a Series A Put Right, the Company shall redeem the applicable Series A Stock by making payment to the Bryant Shareholders in the amount of $33,333.33 per share of Series A Stock so redeemed within 10 days of receiving the written notice in connection therewith.

           (b) A Series A Put Right may be exercised during a valid exercise period set forth in Exhibit C only by the majority consent of the Bryant Shareholders, and the exercise of a Series A Put Right under this Section 3.07(b) shall be binding on all Bryant Shareholders and permitted transferees under Section 3.01 of the Shareholders Agreement.

       5. Section 3.08 of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

           3.08   [Reserved]

       6. Section 6.17 of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

           6.17   [Reserved]

       7. Exhibit B of the Shareholders Agreement is hereby deleted in its entirety.

       8. This Amendment shall be subject to and shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

       9. This Amendment may be executed in counterparts, each of which shall be deemed an original hereof but all of which together constitute one and the same instrument.

       10. Except as expressly set forth herein, the Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Shareholders Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.


                     [The next page is the signature page.]

       IN WITNESS WHEREOF, the Company and the Shareholders have executed this Amendment effective as of the date and year first above written.


                                       COMPANY:
                                       --------
                                       COASTAL COMMUNICATIONS, INC.

                                       By:     J. STEPHEN VANDERWOUDE
                                             ---------------------------------
                                       Name:   J. Stephen Vanderwoude
                                             ---------------------------------
                                       Title: Chief Executive Officer
                                             ---------------------------------

                                       SHAREHOLDERS:
                                       -------------
                                       MADISON RIVER LTD FUNDING CORP.

                                       By:     J. STEPHEN VANDERWOUDE
                                             ---------------------------------
                                       Name:   J. Stephen Vanderwoude
                                             ---------------------------------
                                       Title: Chief Executive Officer
                                             ---------------------------------


                                       MADISON RIVER TELEPHONE COMPANY, LLC

                                       By:     J. STEPHEN VANDERWOUDE
                                             ---------------------------------
                                       Name:   J. Stephen Vanderwoude
                                             ---------------------------------
                                       Title: Chief Executive Officer
                                             ---------------------------------


                                       DANIEL M. BRYANT    (SEAL)
                                       ---------------------------------------
                                       Daniel M. Bryant


                                       G. ALLAN BRYANT    (SEAL)
                                       ---------------------------------------
                                       G. Allan Bryant


                                       MICHAEL E. BRYANT LIFE TRUST

                                       By:  DANIEL M. BRYANT
                                          ------------------------------------
                                           Co-Trustee for Michael E. Bryant

                                       By:  G. ALLAN BRYANT
                                          ------------------------------------
                                           Co-Trustee for Michael E. Bryant

                                       By:  THOMAS RATCLIFFE, JR.
                                          ------------------------------------
                                           Co-Trustee for Michael E. Bryant

                                   Exhibit A

                            SHAREHOLDERS AGREEMENT

                     ISSUED AND OUTSTANDING CAPITAL STOCK

                                     AS OF

                                 April 10, 2002

Name of Shareholder     Address                       Number of Shares         Series of Stock
-------------------     ---------------------------   ----------------         ---------------
Daniel M. Bryant        P.O. Box 280                     50 Shares                Series A
                        Hinesville, Georgia 31310


G. Allan Bryant         P.O. Box 899                     50 Shares                Series A
                        Allenhurst, Georgia 31301


The Michael E. Bryant   C/o Thomas J. Ratcliffe, Jr.     50 Shares                Series A
Life Trust              P.O. Box 969
                        Hinesville, Georgia 31313


Madison River LTD       103 South Fifth Street          2,700 Shares              Series C
Funding Corp.           Mebane, NC 27302


Madison River Telephone 103 South Fifth Street          120 Shares                Series A
Company, LLC            Mebane, NC 27302                300 Shares                Series B


Coastal Communications, 103 South Fifth Street           30 Shares                Series A
Inc.                    Mebane, NC 27302                 Redeemed

                                   Exhibit C

                          SERIES A PUT RIGHT SCHEDULE

          Name of Shareholder         Number of Shares of Series A Stock
   --------------------------------   ----------------------------------
      Daniel M. Bryant                 10 shares - May 31, 2003
                                       10 shares - June 30, 2004
                                       10 shares - July 31, 2005
                                       10 shares - August 31, 2006
                                       10 shares - September 30, 2007

      G. Allan Bryant                  10 shares - May 31, 2003
                                       10 shares - June 30, 2004
                                       10 shares - July 31, 2005
                                       10 shares - August 31, 2006
                                       10 shares - September 30, 2007

The Michael E. Bryant Life Trust       10 shares - May 31, 2003
                                       10 shares - June 30, 2004
                                       10 shares - July 31, 2005
                                       10 shares - August 31, 2006
                                       10 shares - September 30, 2007